                                                                   Exhibit 10.16

                           ESPERION THERAPEUTCS, INC.

               AMENDMENT NO. 3 TO THE INVESTORS' RIGHTS AGREEMENT


     This AMENDMENT NO. 3 TO THE INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 22, 2000, by and among ESPERION THERAPEUTICS, INC., a Delaware corporation (the "Company"), the Purchasers (as such term is defined in the Original Agreement defined below), and the Additional Purchasers set forth on Exhibit 1 attached hereto under the heading "Additional Purchasers."

     WHEREAS, the Company and the Purchasers are parties to an Investors' Rights Agreement made and entered into as of July 6, 1998 (the "Original Agreement"); and

     WHEREAS, the Original Agreement was amended as of August 11, 1998 pursuant to Amendment No. 1 to the Investors' Rights Agreement ("Amendment No. 1"), to provide for the addition of the Additional Purchasers as Purchasers thereunder with respect to the issuance of the Series B Shares; and

     WHEREAS, the Original Agreement was amended as of August 11, 1998 pursuant to Amendment No. 2 to the Investors' Rights Agreement ("Amendment No. 2"), to provide for the addition of the Additional Purchasers as Purchasers thereunder with respect to the issuance of the Series C Shares; and

     WHEREAS, the parties to the Original Agreement, as amended, desire to amend further such agreement, to provide for the addition of the Additional Purchasers as Purchasers thereunder with respect to the issuance of the Series D Shares, among other things, on the terms and conditions stated herein and in the Original Agreement as amended;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Defined Terms.
        -------------

       (a) Capitalized terms used and not otherwise defined in this Agreement shall have the meanings given to such terms in the Original Agreement.

       (b) The following definitions set forth in Section 1 of the Original Agreement are hereby amended and restated as follows:

       "Preferred Shares" shall mean the Series A Shares, the Series B Shares,
        ----------------
       the Series C Shares and shares of any additional series of preferred stock of the Company, the issuance of which is approved by the holders of at least 51 % of the Preferred Shares as required by the Restated Certificate.

       "Restated Certificate" shall mean the Company's Amended and Restated
        --------------------
       Certificate of Incorporation, as amended from time to time.

       "Transaction Documents" shall mean, collectively, the Series A Agreement,
        ---------------------
       the Securities Purchase Agreement dated as of August 11, 1998 (the "Series B Agreement"), the Securities Purchase Agreement dated as of January 7,2000 (the "Series C Agreement"), the Securities Purchase Agreement dated as of February 22, 2000 (the "Series D Agreement"), the Restated Certificate, this Agreement and the other Ancillary Agreements (as defined in the Series A Agreement, the Series B Agreement, the Series C Agreement and the Series D Agreement).

        (c) A new definition is hereby added to Section 1 of the Original Agreement, to read in its entirety as follows:

       "Series D Shares" Shall mean the Company's Series D Convertible Preferred
        ---------------
        Stock, par value $0.01 per share.


     2. Exhibit A. Exhibit A to the Original Agreement is amended and restated
        ---------  ---------
in the form of Exhibit A hereto.
               ---------

     3. Request for Registration. Section 1.5(a) of the Original Agreement is hereby amended (i) to delete the date "January 7,2003" in subsection (A) thereof and subsitute therefor the date "February 22, 2003," (ii) to amend subsection
(B) after the words "then outstanding Registrable Securities" to read as
Follows:

        other than the Series C and Series D Shares (or any Common Stock issued or issuable upon conversion thereof, with respect thereto or in exchange therefor) (the "Non-Series C/Non-Series D Initiating Holders") or 30% of the then outstanding Registrable Securities consisting of Series C Shares and Series D Shares (and any Common Stock issued or issuable upon conversion thereof, with respect thereto or in exchange therefor) (the "SeriesC/Series D Initating Holders"), and with reference to either or both Series C/Series D Initiating Holders and/or the Non-Series C/Non-Series D Initiating Holders, the "Initiating Holders" )

     and (iii) to amend and restate subsection (C) thereof to read in its entirety as follows:

        (C) After the Company has effected two such registrations pursuant to this Section 1.5, one such registration at the request of the Non-Series C Initiating Holders and one such registration at the request of the Series C Initiating Holders, which registrations have been declared or ordered effective and pursuant to which the securities have been sold; or

     4. Additional Information and Rights. Section 2.2(a) of the Original
        ---------------------------------
Agreement is hereby amended to add the words "to such Holder" after the word "issued" therein.

     5. Termination of Financial Information Rights. Section 2.3 of the Original
        -------------------------------------------
Agreement is hereby amended to delete the term "Series C" and substitute therefor the term "Series D".

     6. Wavier of Antidilution Adjustment. Section 3.6 of the Orginal Agreement
        ---------------------------------
is hereby amended to delete the words "Series A Shares, Series B Shares or Series C Shares" in subsection (a)(3),(b),(c) and (d) thereof and substitute therefor the words "Series A Shares, Series B Shares, Series C Shares or Series D Shares."

     7. Entire Agreement;Amendment; Wavier. Section 4.3 is hereby amended to
        ----------------------------------
amend and restate the proviso at the end of the second sentence thereof to read in its entirty as follows

        ; provided that no such amendemnt, waiver, discharge or termination may amend or modify the provisions of this Section 4.3,amend, modify or terminate the amount of the Series Liquidation Value or the Series D Liquidation Value (as such terms are defined in the Restated Certificate0 or the respective rights of the holders of the Series C Share or the Series D Shares relating thereto, or subordinate the rights of the holders of the Series C Shares or the Series D Shares to the holders of any other class or series of capital stock of the Company in existence on the date hereof, in any such case without the prior written consent of each holder of the Series C Shares or the Series D Shares, respectively.

     8. Joinder. The Additional Purchasers hereby agree to be bound by and
        -------
subject to the terms and conditions of the Original Agreement and the parties hereto agree that the Additional Purchasers shall be entitled to all of the rights and benefits of the Purchasers under the Original Agreement.

     9. Governing Law. This Agreement shall be governed in all respects by the
        -------------
laws of the State of Delaware, as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

    10. Effective Date. In accordance with the terms of the Original Agreement,
        --------------
this Agreement will become effective upon execution by the Company and the holders of at least fifty one percent (51 %) of the Preferred Shares.

    11. Counterparts. This Agreement may be executed in any number of
        ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement effective as of the day and year first above written.


THE COMPANY:                            ESPERION THERAPEUTICS, INC.


                                        By: /s/ Roger S. Newton
                                           -----------------------------------
                                           Name:  Roger S. Newton
                                           Title: President & CEO

THE PURCHASERS:                         CANAAN EQUITY II L.P.


                                        By:     Canaan Equity Partners II LLC,
                                                Its General Partner


                                        By: /s/  Guy M. Russo
                                           -----------------------------------
                                               Name:  Guy M. Russo
                                               Title: Member/Manager


                                        CANAAN EQUITY II L.P. (QP)



                                        By:   Canaan Equity Partners II LLC,
                                              Its General Partner


                                        By: /s/ Guy M. Russo
                                           -----------------------------------
                                              Name:  Guy M. Russo
                                              Title: Member/Manager



                                        CANAAN EQUITY II ENTREPRENEURS LLC


                                        By:   Canaan Equity Patners II LLC,
                                              Its Manager


                                        By:   /s/ Guy M. Russo
                                              --------------------------------
                                              Name:  Guy M.Russo
                                              Title: Member/Manager

                                         TL VENTURES III L.P.


                                    By:  TL Ventures III Mangement L.P.,
                                         its general partner


                                    By:  TL Ventures III LLC,
                                         its general partner

                                    By:  /s/ Christopher Moller
                                        --------------------------
                                         Name: Christopher Moller
                                         Title: Managing Director


                                    TL VENTURES III OFFSHORE L.P.


                                    By:  TL Ventures III offshore Partners L.P.,
                                         its general partner

                                    By:  TL Ventures III offshore Ltd.,
                                         its general partner

                                    By:  /s/ Christopher Moller
                                        --------------------------
                                         Name: Christopher Moller
                                         Title: Vice President


                                    TL VENTURES III INTERFUND L.P.

                                    By:  TL Ventures III LLC,
                                         its general partner

                                    By:  /s/ Christopher Moller
                                        --------------------------
                                         Name: Christopher Moller
                                         Title: Managing Director


                                    TL VENTURES IV L.P.

                                    By:  TL Ventures IV Management L.P.,
                                         its general partner

                                    By:  /s/ Christopher Moller
                                        -------------------------
                                         Name: Christopher Moller
                                         Title: Managing Director

                                    TL VENTURES IV INTERFUND L.P.

                                    By:  TL Ventures IV LLC,
                                         its general partner

                                    By:  /s/ Christopher Moller
                                         ------------------------
                                         Name: Christopher Mollen
                                         Title: Managing Director


                                    OAK INVESTMENTS PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  OAK ASSOCIATES VII,LLC
                                         its general partner

                                    By:  __________________________
                                         A Member


                                    OAK VII AFFILIATES FUND, LIMITED
                                    PARTNERSHIP

                                    By:  OAK VII AFFILIATES, LLC
                                         its general partner

                                    By:  __________________________
                                         A Member

                                    AVALON TECHNOLOGY

                                    By:  /s/ [ILLEGIBLE]
                                         --------------------------
                                         A Member

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------
                                         A Member



                                    OAK VII AFFILIATES FUND, LIMITED
                                    PARTNERSHIP

                                    By:  OAK VII AFFILIATES, LLC
                                         Its General Partner


                                    By:  /s/ [ILLEGIBLE]
                                        ----------------------------
                                         A Member


                                    AVALON INVESTMENTS


                                    By: _______________________________
                                        A Member


                                    HEALTHCAP KB

                                    By: HealthCap AB
                                        its general partner


                                    By: /s/ Magnus Persson
                                        -------------------------------
                                        Magnus Persson
                                        Director


                                    By: /s/ Staffan Lindstrand
                                        -------------------------------
                                        Staffan Lindstrand
                                        Director

                                    HEALTHCAP COINVEST KB

                                    By:   HealthCap AB
                                          its general partner


                                    By: /s/ Magnus Persson
                                        --------------------------
                                        Magnus Persson
                                        Director


                                    By: /s/ Staffan Lindstrand
                                        --------------------------
                                        Staffan Lindstrand
                                        Director


                                    __________________________
                                    Cesare Sirtori, M.D.

                                    SERVENTIA SA

                                    By: _______________________________________
                                        Franceso Ghiolidi as Sole Administrator


                                    Bioinventor Foundation

                                    By: /s/ Lennart Philipson
                                        --------------------------
                                        Lennart Philipsson
                                        as President

                                    Roger Newton, Ph.D.

                                    ________________________________
                                    Lennart Philipson



                                    /s/ Roger Newton
                                    ________________________________
                                    Roger Newton, Ph.D.


                                    SCHEER INVESTMENT HOLDINGS II, L.L.C.


                                    By: /s/ David I. Scheer
                                        ----------------------------
                                        David I. Scheer
                                        Managing Member

                                    /s/ Anders Wiklund
                                    --------------------------------
                                    Anders Wiklund


                                    /s/ Sandip Mukherjee, M.D.
                                    --------------------------------
                                    Sandip Mukherjee, M.D.



                                    _________________________________
                                    Seth A. Rudnick


                                    NOVARE KAPTIAL AB


                                    By: _____________________________
                                        Staffan Josephson
                                        Senior Investment Manger

                                    Roger Newton, Ph.D.


                                    SCHEER INVWESTMENT HOLDINGS II, L.L.C.


                                    By:
                                       ------------------------------------
                                       David I. Scheer, Managing Member


                                    Anders Wiklund


                                    Sandip Mukherjee, M.D.


                                    ---------------------------------------
                                    Seth A. Rudnick


                                    NOVARE KAPITAL AB


                                    By: /s/ Staffan Josephson
                                       ------------------------------------
                                       Staffan Josephson, Senior Investment
                                         Manager


                                    LAGRUMMET 621 AB (Reg no 556579-4152)


                                    By: /s/ Pontus Ekman
                                       ------------------------------------
                                       Pontus Ekman

                                                                       EXHIBIT A

                                  PURCHASERS
                                  ----------

                             TL Ventures III L.P.

                         TL Ventures III Offshore L.P.

                        TL Ventures III Interfund L.P.

                       Oak Investment Partners VII, L.P.

                         Oak VII Affiliates Fund, L.P.

                     Scheer Investment Holdings II, L.L.C.

                       ADDITIONAL PURCHASERS (SERIES B)
                       --------------------------------

                                 HealthCap KB

                              Health CoInvest KB

                             Cesare Sirtori, M.D.

                       ADDITIONAL PURCHASERS (SERIES C)
                       --------------------------------

                             Canaan Equity II L.P.

                          Canaan Equity II L.P. (QP)

                      Canaan Equity II Entrepreneurs LLC

                                Seth A. Rudnick

                              TL Ventures IV L.P.

                         TL Ventures IV Interfund L.P.

                                 Serventia SA

                              Avalon Investments

                              Lennart Philipsson

                              Roger Newton, Ph.D.

                                Anders Wiklund

                            Sandip Mukherjee, M.D.

                       ADDITIONAL PURCHASERS (SERIES D)
                       --------------------------------

                               Novare Kapital AB

                                 Lagrummet 621